UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2010
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 30, 2010, EMCORE Corporation (the “Company”) received a letter from the NASDAQ Stock Market (the “NASDAQ”) indicating that the Company was not in compliance with the continued listing requirements under NASDAQ Listing Rule 5250(c)(1).  The NASDAQ letter, which the Company expected, was issued in accordance with standard NASDAQ procedures because the Company did not timely file its Annual Report on Form 10−K for the fiscal year ended September 30, 2010 (the “2010 Form 10-K”) with the Securities and Exchange Commission.

As previously reported by the Company in its Current Report on Form 8-K filed with the SEC on December 30, 2010, the filing of the 2010 Form 10-K has been delayed because the Company’s prior auditor, Deloitte & Touche LLP (“Deloitte”), the independent auditing firm that conducted the audit of the Company’s financial statements for the fiscal years ended September 30, 2008 and 2009, has not completed their procedures to re-issue their opinion with respect to the Company’s financial statements for those fiscal years.  Deloitte is specifically reviewing their audit procedures performed on the Company’s goodwill and intangible assets accounts.  The Company intends to file the 2010 Form 10-K as promptly as practicable once Deloitte is able to re-issue its opinion with respect to the prior fiscal years.

The Company is required to submit a plan to regain compliance with NASDAQ’s requirements for continued listing and the plan must be submitted no later than February 28, 2011.

The Company issued a press release on January 5, 2011, disclosing its receipt of the NASDAQ Letter.   A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements:

The information provided herein contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to EMCORE's ability to file its Annual Report on Form 10-K for the fiscal year ended September 30, 2010 and subsequent periodic reports under the Securities Exchange Act and comply with the continued listing requirements under the NASDAQ Listing Rule 5250(c)(1).  The forward-looking statements in this Current Report on Form 8-K involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. EMCORE believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this Current Report include, but are not limited to factors that could affect EMCORE's business, financial conditions and results of operations included in EMCORE's Annual Report on Form 10-K under the caption "Risk Factors," as updated by EMCORE's subsequent filings with the SEC, all of which are available at the SEC's website at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report. EMCORE does not intend, and disclaims any obligation, to update any forward−looking information contained in this Current Report or with respect to the announcements described herein.

ITEM 9.01 Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 5, 2011, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: January 5, 2011	By: /s/ Hong Hou
Name: Hong Q. Hou, Ph.D.
Title: Chief Executive Officer